EXHIBIT 99.1
On June 10, 2024, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 90-room SpringHill Suites Kennesaw and the 86-room Fairfield Inn Kennesaw located in Kennesaw, Georgia (collectively the “Hotel Group”) for $17.1 million in cash, net of selling expenses. Additionally, the Company repaid approximately $10.9 million on the mortgage loan secured by the Hotel Group.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023 has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2024. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2023, and the three months ended March 31, 2024, assume the disposition closed on January 1, 2023. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the Hotel Group and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel properties. The pro forma gain resulting from the disposition of the Hotel Group is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2024
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hotel Group (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, net ($129,063 attributable to VIEs).	$2,538,470	$7,619	$—		$2,530,851
Contract asset	378,160	—	—		378,160
Cash and cash equivalents ($3,675 attributable to VIEs)	111,065	345	17,111	(C) (i)	117,360
			410	(C) (i)
			(10,881)	(C) (ii)
Restricted cash ($9,600 attributable to VIEs)	132,949	298	—		132,651
Accounts receivable, net of allowance ($218 attributable to VIEs)	56,041	110	—		55,931
Inventories ($4 attributable to VIEs)	3,754	4	—		3,750
Notes receivable, net	9,642	—	—		9,642
Investments in unconsolidated entities	9,426	—	—		9,426
Deferred costs, net ($206 attributable to VIEs)	1,750	31	—		1,719
Prepaid expenses ($867 attributable to VIEs)	22,133	121	—		22,012
Derivative assets	12,398	—	—		12,398
Operating lease right-of-use assets	43,975	—	—		43,975
Other assets ($1,645 attributable to VIEs)	18,948	1	—		18,947
Intangible assets	797	—	—		797
Due from third-party hotel managers	23,531	—	—		23,531
Assets held for sale	176,178	—	—		176,178
Total assets	$3,539,217	$8,529	$6,640		$3,537,328
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($70,546 attributable to VIEs)	$2,934,894	$10,871	$—		$2,924,023
Debt associated with hotels in receivership	355,120	—	—		355,120
Finance lease liability	18,387	—	—		18,387
Other finance liability ($26,908 attributable to VIEs)	26,908	—	—		26,908
Accounts payable and accrued expenses ($12,582 attributable to VIEs)	130,613	477	—		130,136
Accrued interest payable ($520 attributable to VIEs)	12,511	45	—		12,466
Accrued interest associated with hotels in receivership	23,040	—	—		23,040
Dividends and distributions payable ($1 attributable to VIEs)	3,651	—	—		3,651
Due to Ashford Inc., net ($3,553 attributable to VIEs)	9,732	(4)	—		9,736
Due to related parties, net ($48 attributable to VIEs)	2,003	(49)	—		2,052
Due to third-party hotel managers ($122 attributable to VIEs)	1,487	—	—		1,487
Intangible liabilities, net	2,005	—	—		2,005
Operating lease liabilities	44,661	—	—		44,661
Other liabilities	3,443	—	—		3,443
Liabilities related to assets held for sale	101,720	—	—		101,720
Total liabilities	3,670,175	11,340	—		3,658,835
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	22,300	—	—		22,300
Series J Redeemable Preferred Stock, $0.01 par value, 4,353,135 shares issued and outstanding at March 31, 2024	100,192	—	—		100,192
Series K Redeemable Preferred Stock, $0.01 par value, 262,060 shares issued and outstanding at March 31, 2024	6,434	—	—		6,434
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,159,927 shares issued and outstanding at March 31, 2024	12	—	—		12
Series F Cumulative Preferred Stock, 1,104,344 shares issued and outstanding at March 31, 2024	11	—	—		11
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at March 31, 2024	15	—	—		15
Series H Cumulative Preferred Stock, 1,099,325 shares issued and outstanding at March 31, 2024	11	—	—		11
Series I Cumulative Preferred Stock, 1,143,923 shares issued and outstanding at March 31, 2024	11	—	—		11
Common stock, $0.01 par value, 400,000,000 shares authorized, 40,167,334 shares issued and outstanding at March 31, 2024	402	—	—		402
Additional paid-in capital	2,383,814	(2,811)	7,650	(C) (i)	2,383,814
			410	(C) (i)
			(10,871)	(C) (ii)
Accumulated deficit	(2,661,080)	—	9,461	(C) (i)	(2,651,629)
			(10)	(C) (ii)
Total stockholders’ equity (deficit) of the Company	(276,804)	(2,811)	6,640		(267,353)
Noncontrolling interest in consolidated entities	16,920	—	—		16,920
Total equity (deficit)	(259,884)	(2,811)	6,640		(250,433)
Total liabilities and equity/deficit	$3,539,217	$8,529	$6,640		$3,537,328
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of March 31, 2024, as reported in its Quarterly Report on Form 10-Q, filed on May 9, 2024.
(B)Represents the removal of the historical balance sheet of the Hotel Group as of March 31, 2024.
(C)Represents adjustments for Ashford Trust’s disposition of the Hotel Group as of March 31, 2024, which includes: (i) an adjustment for the cash consideration received of $17.1 million, net of selling expenses and cash received for hotel net working capital; and (ii) the cash paid to repay the mortgage loan secured by the Hotel Group.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2023
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hotel Group (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$1,059,155	$5,741	$—		$1,053,414
Food and beverage	232,829	—	—		232,829
Other hotel revenue	72,748	134	—		72,614
Total hotel revenue	1,364,732	5,875	—		1,358,857
Other	2,801	—	—		2,801
Total revenue	1,367,533	5,875	—		1,361,658
EXPENSES
Hotel operating expenses:
Rooms	249,434	1,334	—		248,100
Food and beverage	161,300	—	—		161,300
Other expenses	464,058	2,555	—		461,503
Management fees	50,645	396	—		50,249
Total hotel expenses	925,437	4,285	—		921,152
Property taxes, insurance and other	70,226	217	—		70,009
Depreciation and amortization	187,807	941	—		186,866
Advisory services fee	48,927	—	—		48,927
Corporate, general and administrative	16,181	—	—		16,181
Total operating expenses	1,248,578	5,443	—		1,243,135
Gain (loss) on consolidation of VIE and disposition of assets	11,488	—	9,461	(C) (i)	20,949
OPERATING INCOME (LOSS)	130,443	432	9,461		139,472
Equity in earnings (loss) of unconsolidated entities	(1,134)	—	—		(1,134)
Interest income	8,978	—	—		8,978
Other income (expense)	310	—	—		310
Interest expense and amortization of discounts and loan costs	(366,148)	(572)	—		(365,576)
Write-off of premiums, loan costs and exit fees	(3,469)	—	(10)	(C) (ii)	(3,479)
Gain (loss) on extinguishment of debt	53,386	—	—		53,386
Realized and unrealized gain (loss) on derivatives	(2,200)	—	—		(2,200)
INCOME (LOSS) BEFORE INCOME TAXES	(179,834)	(140)	9,451		(170,243)
Income tax (expense) benefit	(900)	—	—		(900)
NET INCOME (LOSS)	(180,734)	(140)	9,451		(171,143)
(Income) loss attributable to noncontrolling interest in consolidated entities	6	—	—		6
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,239	—	(118)	(C) (iii)	2,121
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(178,489)	(140)	9,333		(169,016)
Preferred dividends	(15,921)	—	—		(15,921)
Deemed dividends on redeemable preferred stock	(2,673)	—	—		(2,673)
Gain (loss) on extinguishment of preferred stock	3,390	—	—		3,390
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(193,693)	$(140)	$9,333		$(184,220)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(5.61)				$(5.34)
Weighted average common shares outstanding—basic	34,523				34,523
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(5.61)				$(5.34)
Weighted average common shares outstanding—diluted	34,523				34,523

See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2024
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hotel Group (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$229,207	$1,217	$—		$227,990
Food and beverage	57,358	—	—		57,358
Other hotel revenue	16,692	32	—		16,660
Total hotel revenue	303,257	1,249	—		302,008
Other	639	—	—		639
Total revenue	303,896	1,249	—		302,647
EXPENSES
Hotel operating expenses:
Rooms	54,680	312	—		54,368
Food and beverage	37,831	—	—		37,831
Other expenses	106,826	612	—		106,214
Management fees	11,550	101	—		11,449
Total hotel expenses	210,887	1,025	—		209,862
Property taxes, insurance and other	17,364	66	—		17,298
Depreciation and amortization	40,544	226	—		40,318
Advisory services fee	15,201	—	—		15,201
Corporate, general and administrative	8,272	—	—		8,272
Total operating expenses	292,268	1,317	—		290,951
Gain (loss) on disposition of assets and hotel properties	6,956	—	—		6,956
Gain (loss) on derecognition of assets	133,909	—	—		133,909
OPERATING INCOME (LOSS)	152,493	(68)	—		152,561
Equity in earnings (loss) of unconsolidated entities	(534)	—	—		(534)
Interest income	1,984	—	—		1,984
Other income (expense)	36	—	—		36
Interest expense and amortization of discounts and loan costs	(73,961)	(141)	—		(73,820)
Interest expense associated with hotels in receivership	(12,098)	—	—		(12,098)
Write-off of premiums, loan costs and exit fees	(18)	—	—		(18)
Gain (loss) on extinguishment of debt	45	—	—		45
Realized and unrealized gain (loss) on derivatives	4,761	—	—		4,761
INCOME (LOSS) BEFORE INCOME TAXES	72,708	(209)	—		72,917
Income tax (expense) benefit	(303)	—	—		(303)
NET INCOME (LOSS)	72,405	(209)	—		72,614
(Income) loss attributable to noncontrolling interest in consolidated entities	9	—	—		9
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(853)	—	3	(C) (iii)	(850)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	71,561	(209)	3		71,773
Preferred dividends	(5,011)	—	—		(5,011)
Deemed dividends on redeemable preferred stock	(682)	—	—		(682)
Gain (loss) on extinguishment of preferred stock	1,573	—	—		1,573
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$67,441	$(209)	$3		$67,653
Income (loss) per share – basic:
Income (loss) attributable to common stockholders	$1.74				$1.75
Weighted average common shares outstanding—basic	38,458				38,458
Income (loss) per share – diluted:
Income (loss) attributable to common stockholders	$0.60				$0.60
Weighted average common shares outstanding—diluted	116,729				116,729

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2023, as reported in its Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 14, 2024 and the historical consolidated statement of operations of Ashford Trust for the three months ended March 31, 2024, as reported in its Quarterly Report on Form 10-Q, filed on May 9, 2024.
(B)Represents the removal of the historical consolidated statements of operations of the Hotel Group for the year ended December 31, 2023, and the three months ended March 31, 2024.
(C)Represents adjustments for the Company’s sale of the Hotel Group, which includes: (i) the estimated non-recurring gain on the disposition of the Hotel Group for the year ended December 31, 2023; (ii) an adjustment for the write-off of deferred loan costs for the year ended December 31, 2023, and (iii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the Hotel Group, including the estimated non-recurring income for the year ended December 31, 2023, based on an ownership percentage of 1.27% for the year ended December 31, 2023 and 1.25% for the three months ended March 31, 2024. There is no estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2023 and the three months ended March 31, 2024. The pro forma gain resulting from the disposition of the Hotel Group is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.